                                                                      EXHIBIT 21



Subsidiaries                                            Formation State
------------                                            ---------------


First States Investors 2001 GP, LLC                     AL

First States Investors 62, LLC                          AR
First States Investors 63, LLC                          AR

First States Investors 82, LLC                          CA

American Financial TRS, Inc.                            DE
First States Charleston, L.P.                           DE
First States Charleston, LLC                            DE
First States Group LLC                                  DE
First States Group LP                                   DE
First States Holdings, LLC                              DE
First States Holdings, LP                               DE
First States Investors LLC                              DE
First States Investors LP                               DE
First States Investors BAI, LLC                         DE
First States Investors Realty, LLC                      DE
First States Investors 80, LLC                          DE
First States Investors 82, LLC                          DE
First States Investors 2201, LLC                        DE
First States Investors 2202, LLC                        DE
First States Investors 2203, LLC                        DE
First States Investors 2204, LLC                        DE
First States Investors 2205, LLC                        DE
First States Investors 2206, LLC                        DE
First States Investors 2207, LLC                        DE
First States Investors 2208, LLC                        DE
First States Investors 2209, LLC                        DE
First States Investors 2500, LLC                        DE
First States Investors 2501, LLC                        DE
First States Investors 3500, LLC                        DE
First States Investors 3500A, LLC                       DE
First States Investors 4000A, LLC                       DE
First States Investors 4000B, LLC                       DE
First States Investors 4000C, LLC                       DE
First States Investors 4000D, LLC                       DE
First States Investors 4000E, LLC                       DE
First States Investors 4000F, LLC                       DE
First States Investors 5000, LLC                        DE

First States Investors 5000A, LLC                       DE
First States Investors 5000B, LLC                       DE
First States Management, LLC                            DE
First States Partners 123 S. Broad I, LLC               DE
First States Partners 123 S. Broad I, LP                DE
First States Partners 123 S. Broad II, LLC              DE
First States Partners 123 S. Broad II, LP               DE
First States Partners III LP                            DE

First States Investors 20, LLC                          FL
First States Investors 20, Limited
Partnership                                             FL
First States Investors 3001, Limited
Partnership                                             FL
First States Investors 3001, LLC                        FL
First States Investors 3002, Limited
Partnership                                             FL
First States Investors 3002, LLC                        FL
First States Investors 3003, Limited
Partnership                                             FL
First States Investors 3003, LLC                        FL
First States Investors 3004, Limited
Partnership                                             FL
First States Investors 3004, LLC                        FL
First States Investors 3005, Limited
Partnership                                             FL
First States Investors 3005, LLC                        FL
First States Investors 3006, Limited
Partnership                                             FL
First States Investors 3006, LLC                        FL
First States Investors 3007, Limited
Partnership                                             FL
First States Investors 3007, LLC                        FL
First States Investors 3008, Limited
Partnership                                             FL
First States Investors 3008, LLC                        FL
First States Investors 3009, Limited
Partnership                                             FL
First States Investors 3009, LLC                        FL
First States Investors 64, Limited
Partnership                                             FL
First States Investors 64, LLC                          FL
First States Investors 65, Limited
Partnership                                             FL

First States Investors 65, LLC                          FL
First States Investors 67, Limited
Partnership                                             FL
First States Investors 67, LLC                          FL
First States Investors 68, Limited
Partnership                                             FL
First States Investors 68, LLC                          FL
First States Investors 73, Limited
Partnership                                             FL
First States Investors 77, Limited
Partnership                                             FL
First States Investors 77, LLC                          FL

First States Investors 19, LLC                          GA
First States Investors 3010, LLC                        GA
First States Investors 3011, LLC                        GA
First States Investors 3012, LLC                        GA
First States Investors 3013, LLC                        GA
First States Investors 3014, LLC                        GA
First States Investors 79, LLC                          GA
First States Investors 81, LLC                          GA

First States Investors 69, LLC                          IA

First States Investors 83, LLC                          IL

First States Investors 16, LLC                          KS
First States Investors 66, LLC                          KS

First States Investors 40, LLC                          MO
First States Investors 71, LLC                          MO
First States Investors 78, LLC                          MO
First States Investors 84, LLC                          MO
First States Investors 85, LLC                          MO
First States Investors 86, LLC                          MO

First States Investors 2004, LLC                        MS

First States Investors 27, LLC                          NC
First States Investors 39, LLC                          NC
First States Investors 3015, LLC                        NC
First States Investors 3016, LLC                        NC
First States Investors 3017, LLC                        NC
First States Investors 3018, LLC                        NC
First States Investors 3019, LLC                        NC

First States Investors 3020, LLC                        NC
First States Investors 3021, LLC                        NC
First States Investors 3022, LLC                        NC
First States Investors 3023, LLC                        NC
First States Investors 3024, LLC                        NC
First States Investors 3025, LLC                        NC
First States Investors 3026, LLC                        NC
First States Investors 3026, LLC                        NC
First States Investors 3027, LLC                        NC
First States Investors 3028, LLC                        NC
First States Investors 3029, LLC                        NC
First States Investors 3030, LLC                        NC
First States Investors 3031, LLC                        NC
First States Investors 3032, LLC                        NC
First States Investors 3033, LLC                        NC

First States Partners No. 203, LLC                      NJ
First States Partners No. 213, LLC                      NJ

First States Investors 72, LLC                          NV

First States Investors 76, LLC                          OR

American Financial Realty Abstract, LLC                 PA
Chester Court Realty LP                                 PA
Dresher Court Realty LP                                 PA
First States Chester, LLC                               PA
First States Dresher, LLC                               PA
First States Management Corp., LLC                      PA
First States Partners II, LP                            PA
First States Partners No. 201, LLC                      PA
First States Partners No. 201, LP                       PA
First States Partners No. 203, LLC                      PA
First States Partners No. 216, LLC                      PA
First States Partners No. 216, LP                       PA
First States Partners No. 236, LLC                      PA
First States Partners No. 236, LP                       PA
First States Partners, LP                               PA
First States Properties Jenkins Court, LLC              PA
First States Properties Jenkins Court, LP               PA
First States Properties LLC                             PA
First States Properties LP                              PA
First States Properties No. 8, LLC                      PA
First States Properties No. 9, LLC                      PA
First States Properties No. 12, LLC                     PA
First States Properties No. 14, LLC                     PA

First States Properties No. 15, LLC                     PA
First States Properties No. 19, LLC                     PA
First States Properties No. 25, LLC                     PA
First States Properties No. 26, LLC                     PA
First States Properties No. 27. LLC                     PA
First States Properties No. 28, LLC                     PA
First States Properties No. 30, LLC                     PA
First States Properties No. 31, LLC                     PA
First States Properties No. 33, LLC                     PA
First States Properties No. 34, LLC                     PA
First States Properties No. 35, LLC                     PA
First States Properties No. 36, LLC                     PA
First States Properties No. 37, LLC                     PA
First States Properties No. 41, LLC                     PA
First States Properties No. 43, LLC                     PA
First States Properties No. 45, LLC                     PA
First States Properties No. 48, LLC                     PA
First States Properties No. 49, LLC                     PA
First States Properties No. 51, LLC                     PA
First States Properties No. 52, LLC                     PA
First States Properties No. 56, LLC                     PA
First States Properties No. 59, LLC                     PA
First States Properties No. 60, LLC                     PA
First States Properties No. 62, LLC                     PA
First States Properties No. 63, LLC                     PA
First States Properties No. 67, LLC                     PA
First States Properties No. 69, LLC                     PA
First States Properties No. 7, LLC                      PA
First States Properties No. 71, LLC                     PA
First States Properties No. 73, LLC                     PA
First States Properties No. 75, LLC                     PA
First States Properties No. 76, LLC                     PA
First States Realty Corp., LLC                          PA
First States Realty, LLC                                PA
First States Realty, LP                                 PA

First States Investors 29, LLC                          SC
First States Investors 3034, LLC                        SC
First States Investors 3035, LLC                        SC
First States Investors 3036, LLC                        SC
First States Investors 3038, LLC                        SC
First States Investors 3039, LLC                        SC
First States Investors 3040, LLC                        SC
First States Investors 3041, LLC                        SC
First States Investors 3042, LLC                        SC
First States Investors 3043, LLC                        SC

First States Investors 3044, LLC                        SC

First States Investors 70, LLC                          TN
First States Investors 2005, LLC                        TN
First States Investors 2006, LLC                        TN
First States Investors 2007, LLC                        TN
First States Investors 2008, LLC                        TN
First States Investors 2009, LLC                        TN
First States Investors 2010, LLC                        TN
First States Investors 2012, LLC                        TN
First States Investors 2100, LLC                        TN
First States Investors 2101, LLC                        TN
First States Investors 2102, LLC                        TN
First States Investors 2103, LLC                        TN
First States Investors 2104, LLC                        TN
First States Investors 2105, LLC                        TN
First States Investors 2106, LLC                        TN
First States Investors 2107, LLC                        TN
First States Investors 2108, LLC                        TN

First States Investors 18 GP, LLC                       TX
First States Investors 18, LP                           TX
First States Investors 74 GP, LLC                       TX
First States Investors 74, Limited
Partnership                                             TX
First States Investors 75 GP, LLC                       TX
First States Investors 75, Limited
Partnership                                             TX


First States Investors 3045, LLC                        VA
First States Investors 3046, LLC                        VA
First States Investors 3047, LLC                        VA
First States Investors 3048, LLC                        VA
First States Investors 3049, LLC                        VA
First States Investors 3050, LLC                        VA
First States Investors 3051, LLC                        VA
First States Investors 3052, LLC                        VA
First States Investors 3053, LLC                        VA
First States Investors 3054, LLC                        VA
First States Investors 3055, LLC                        VA
First States Investors 3056, LLC                        VA